UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2018

(Exact name of registrant as specified in charter)

Ohio	001-11302	34-6542451
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306
(Address of principal executive offices)		(Zip Code)

(216) 689-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 18, 2018, KeyCorp issued a press release announcing its financial results for the three- and twelve-month periods ended December 31, 2017 (the “Press Release”), and posted on its website its fourth quarter 2017 Supplemental Information Package (the “Supplemental Information Package”). The Press Release and Supplemental Information Package are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in the preceding paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

KeyCorp’s Consolidated Balance Sheets and Consolidated Statements of Income (collectively, the “Financial Statements”), included as part of the Press Release, are filed as Exhibit 99.3 to this report. Exhibit 99.3 is deemed “filed” for purposes of Section 18 of the Exchange Act and, therefore, may be incorporated by reference in filings under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished, or filed in the case of Exhibit 99.3, herewith:

99.1	Press Release, dated January 18, 2018 announcing financial results for the three- and twelve-month periods ended December 31, 2017.

99.2	Supplemental Information Package reviewed during the conference call and webcast.

99.3	Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
(Registrant)

Date: January 18, 2018	/s/ Douglas M. Schosser
By: Douglas M. Schosser
Chief Accounting Officer